UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 6, 2017

NORDSTROM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON		98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On March 9, 2017, the Company completed the sale of $350 million aggregate principal amount of 4.00% Senior Notes due 2027 (the “2027 Notes”) and $300 million aggregate principal amount of 5.00% Senior Notes due 2044 (the “2044 Notes” and, together with the 2027 Notes, the “Notes”). The 2044 Notes will be a further issuance of, and will be fully fungible, rank equally in right of payment and form a single series with, the Company’s outstanding 5.00% Senior Notes due 2044. The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), and was made pursuant to the Company’s Registration Statement on Form S-3 (Reg. No. 333-198408) and the Prospectus included therein (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on August 27, 2014, and the Prospectus Supplement relating thereto dated March 6, 2017 and filed with the Commission pursuant to Rule 424(b)(5) promulgated under the Securities Act on March 8, 2017.

The Notes were issued under an Indenture dated as of December 3, 2007 between the Company and Wells Fargo Bank, National Association, as trustee, a copy of which was attached to the Registration Statement as Exhibit 4.1 thereto. The form of the 2027 Notes is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The form of the 2044 Notes is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (Reg. No. 333-198408) filed by the Company with the Commission on August 27, 2014. This Current Report is being filed in connection with the offer and sale of the Notes and to file with the Commission the documents and instruments attached hereto as exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Form of 4.00% Note due 2027.

4.2	Form of 5.00% Note due 2044.

5.1	Opinion of Lane Powell PC dated March 9, 2017.

23.1	Consent of Lane Powell PC (contained in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.

By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President, General Counsel and Corporate Secretary

Dated: March 9, 2017

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of 4.00% Note due 2027.

4.2	Form of 5.00% Note due 2044.

5.1	Opinion of Lane Powell PC dated March 9, 2017.

23.1	Consent of Lane Powell PC (contained in Exhibit 5.1 above).

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